EVO570: Potential Best-in-Class VAV1 Molecular Glue Degrader JAK-like efficacy with improved safety could position VAV1 to compete broadly in established JAK markets and beyond © Evommune, Inc.

Disclaimers This presentation has been prepared by Evommune, Inc. (“we”, “us” or “our”) and contains forward-looking statements, including: statements about our expectations regarding EVO570, which include the potential results, design, objectives, initiation, timing and progress of current and future preclinical studies, clinical trials and programs, and the market potential and future commercialization of  EVO570.  These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risks are described more fully in our Annual Report on Form 10-K for the year ended December 31, 2025, and our other filings with the Securities and Exchange Commission (the “SEC”)  and our other documents subsequently filed with or furnished to the SEC. All forward-looking statements represent our views as of the date of this presentation. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This presentation also contains estimates made by independent parties relating to industry market size and other data. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight on such estimates. We have not independently verified the accuracy or completeness of such information and we do not take any responsibility with the accuracy or completeness of such information. Any trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. © Evommune, Inc.

EVO570 Extends Our Pipeline in Oral Autoimmune Therapy

Program/Target	Indication	Preclinical	Phase 1	Phase 2	Phase 3
EVO301 IL-18BP	Atopic Dermatitis	Phase 2b Data Anticipated 2H 2028			
	Ulcerative Colitis	Phase 2 Trial Initiation 1H 2027			
	Other Indications[1]	POC Achieved; Translational Evaluation in Progress			
EVO756 MRGPRX2	Migraine	Phase 2b Topline Anticipated 2H 2027			
NEW **EVO570** VAV1 MGD	Rheumatoid Arthritis	Phase 1 HV Data Mid-2027			
EVO646 TLR 7/8 Antagonist	Autoimmune Diseases	Phase 1 HV Data Late 2027			

Advancing Multiple Programs Toward Clinical Proof-of-Concept

1. Other indications may include Crohn's disease (CD), certain cardiovascular inflammatory conditions and other additional indications where IL-18 pathway dysregulation drives disease.

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EVO570* Opportunity Executive Summary

EVO570: A Differentiated VAV1 Program with a Defined Path to RA Proof of Concept

Why VAV1

JAK-like potential

without the liabilities

- **Genetic data** supports key role in inflammation
- **Broad I&I potential** across autoimmune indications
- **Emerging target;** ideal timing for Evommune
- **Immune-cell restricted;** drives T- and B-cell receptor signaling

Why EVO570

Differentiated Potency

~20× more potent than MRT-6160 (sub-nM DC50)

- **Chosen from 11 programs** in parallel diligence
- **Distinct scaffold;** own composition-of-matter IP and FTO
- **Near the clinic;** Phase 1 data expected by mid-2027

Why RA

First-in-Indication Potential

Provides beachhead into other I&I

- **KOLs support VAV1 biology** and opportunity
- **RA reads through** to many T & B cell indications
- **Compelling TPP;** oral, novel MOA and differentiated profile
- **Well-tolerated**; potential for meaningful efficacy

EVO570 previously known as HC118

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VAV1 Landscape: EVO570 Potential First-in-Class

Novartis Part A topline could validate the class as early as Q4 2027–Q1 2028

Novartis MRT-6160 (DDY391) — PHASE 2

>90% VAV1 degradation in Ph1 healthy volunteers; well tolerated (n=70)

2 Ph2a/b studies (Sjögren's, PsA); more Ph2 starts expected

$200M Novartis deal ($150M upfront + $50M Ph2 start)



2024
2025
2026
2027
2028
2029
Ph1 SAD/MAD (HV, US)
Data Mar '25
Ph2a/b Sjögren's (n=344)
Novartis-led
~Q1 2029
Ph2a/b PsA (n=220)
Novartis-led
~Q4 2028
Additional Ph2s
Expected 2026+ starts
EVO570
Ph1
US Ph2 RA
12-15 months to data
EVO570 additional Ph2s*
Additional Indications
★ Data readout (EVMN est.)
Today
☆ Possible Part A topline (~Q4 2027–Q1 2028)

Implications for EVO570

- **Class validation:** Novartis Part A topline (possible Q4 2027–Q1 2028) could validate the class ~1 year before EVO570 RA data (Q4 2028)
- **Distinct path:** RA, first to initiate Ph2 program

Phase 1 Competitors (China)

InnoCare ICP-538

Status: Ph1 in HV, China only (dosed Mar '26)
Indications: IBD, SLE, MS
Next: HV data guided Q3 2026

Development: China only; no US IND disclosed

Haisco HSK56630

Status: Ph1, China; little public disclosure
Indications: RA, MS, IBD (per patents)
Next: no timelines disclosed

Development: China only; no US plans disclosed

Sources: Partner 8-K/press releases (Aug & Sep 2026); ClinicalTrials.gov NCT07737743, NCT07801495; InnoCarepress releases (Feb & Mar 2026); BioWorld (Jun 2026, Haisco patents). Novartis Ph2 and Part A readout timing are Evommune estimates.
*Trial initiation dependent on Phase 1 data and other factors

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Transaction Overview © Evommune, Inc. Non-binding term sheet signed 9/10/26; Company runway into 2H 2029 Deal Structure (Ex-Greater China Rights to EVO570) VAV1 and Initial Development Upfront: $20M cash and $10M in warrants exercisable for Evommune stock, issued at signing Royalties: mid-single to low-double digit %, tiered on net sales Milestones: modest aggregate development, regulatory and sales milestones, in line with market terms $20M: VAV1 upfront $10M: Ph2 start milestone (Hinova completing Ph1) Key comparable: Novartis VAV1 MGD (Ph1, 2024) $150M upfront + $2.1B milestones; $50M Ph2 milestone triggered Sep 2026

VAV1 Overview © Evommune, Inc.

BCR CD19 TCR CD28 VAV1 Rac1 Rac1 GTP GDP GTP VAV1: An Immune-Cell-Specific Guanine Nucleotide Exchange Factor © Evommune, Inc. T-Cells B-Cells In the Context of I&I Diseases Cytotoxic T-cells can lead to tissue destruction Production of pro-inflammatory cytokines, such as IL-4, IL-17, and TNF⍺ Provide help to B-cells for auto-antibody production In the Context of I&I Diseases Production of auto-antibodies driving autoimmune disease Act as antigen-presenting cells, activating self-reactive T-cells Also produce pro-inflammatory cytokines, including IL-6 and TNF⍺ Cell Migration Immunological Synapse Formation Immune Cell Activation Cytokine Production

Biology Points to VAV1 as an Inflammation Driver

VAV1$^{-/-}$ mice are viable and fertile, with loss-of-function T- and B-cell phenotypes

- **T cells:** impaired proliferation and cytokine production
- **B cells:** impaired proliferation and immunoglobulin production
- **T–B interaction:** impaired T-cell–dependent B-cell response

Multiple CRISPR screens identify VAV1 as a key player in primary human T-cell function

IL-2 and IFN-gamma CRISPRi screen in primary human T cells


A
IL-2 CRISPRi Screen
Hit Category
Positive regulator
Not a hit
Negative regulator
Donor 2, log2FoldChange
Donor 1, log2FoldChange
VAV1
B
IFN-γ CRISPRi Screen
Hit Category
Positive regulator
Not a hit
Negative regulator
Donor 2, log2FoldChange
Donor 1, log2FoldChange
VAV1

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Betzler et al., Front Cell Dev Biol 2022; Turner et al., Nat Rev Immunol 2002; Bachman et al., J Immunol 1999; Fischer et al., Curr Biol 1998; Schmidt et al., Science 2022

evommune

Opportunity to Address a Wide Range of Complex Autoimmune Indications Through Clinically Validated Pathways © Evommune, Inc. Immunological outcome Approved drugs validating the pathway T-cell activation B-cell activation and antibody production Th17 response Pro-inflammatory cytokine production

VAV1 Biology Overlaps with Approved I&I Drug Mechanisms

Seven drug classes span nine indications; VAV1 has direct evidence in each

		T-cell mediated				T/B-cell mediated					
Drug class	**Example drugs**	**Psoriasis**	**UC**	**Crohn's**	**PsA**	**RA**	**MS**	**MG**	**SLE**	**Sjögren's**	**Route**
TNF	Humira, Enbrel	●	●	●	●	●					Inj.
IL-17A	Taltz, Cosentyx	●			●						Inj.
IL-6	Actemra, Kevzara					●		○			Inj.
FcRn	Vyvgart					○		●		○	Inj.
CD20	Ocrevus, Rituxan					●	●				Inj.
JAK	Rinvoq, Xeljanz, Olumiant		●	●	●	●			○		Oral
TYK2	Sotyktu	●		○	●				○	○	Oral
VAV1	**Direct evidence**	Genetics; expression	Colitis model	Colitis model	Ph2a/b posted	Arthritis model; genetics	EAE model; genetics	Genetics	Lupus model; patient cells	Lupus model; patient cells; Ph2a/b	**Oral**

● Approved in indication ○ Investigational

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VAV1 row: direct evidence only (blank = none); Ph2a/b = trial underway / posted, no efficacy data. Source: Evaluate Pharma.

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EVO570 Meets or Exceeds MRT-6160 and Standard of Care Across All Tested Disease Models © Evommune, Inc. Multiple Sclerosis (MS) Rheumatoid Arthritis (RA) Inflammatory Bowel Disease (IBD) EVO570 previously known as HC118

VAV1: JAK-Like with a More Selective Profile

	VAV1	JAK1	JAK2	JAK3	TYK2	T-cell depletion	B-cell depletion (Rituximab)
Expression is limited to immune cells	Strong yes	No	No	Strong yes	No	Strong yes	Strong yes
Modulates T-cell function	Strong yes	Yes	Somewhat	Yes	Yes	Strong yes	No
Modulates B-cell function	Strong yes	Yes	Somewhat	Somewhat	Mostly no	No	Strong yes
Phenotype of KO mouse	Strong yes	No	No	Mostly no	Strong yes	*N/A*	*N/A*
Modulates cytokine production	Yes	Strong yes	Strong yes	Strong yes	Strong yes	Somewhat	Somewhat
Immune cell chemotaxis	Strong yes	No	No	No	No	Mostly no	Mostly no
Safety	Yes	Mostly no	No	Mostly no	Yes	No	No

Key Strong yes Yes Somewhat Mostly no No

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EVO570 Evommune’s VAV1 MGD © Evommune, Inc.

EVO570 Meets Key Development Candidate Criteria

Selection Criterion	Typical Preclinical DC Expectation	EVO570 Result	Verdict
Novelty / IP	Novel composition of matter, FTO	De novo scaffold; Patent published, LOE 2045 + PTE	✓
Target potency (DC50 / Dmax)	Low-nM DC50, Dmax >80%	0.3 nM DC50, 99% Dmax	✓
Cellular functional activity	Sub-μM in primary immune cells	0.03–0.14 nM (T / B cells)	✓
Selectivity / neo-substrates	No off-target degradation	No off-Target Degradation: No Degradation of VAV3, GSPT1, IKZF, SALL4	✓
***In vivo* efficacy**	Efficacy in ≥1 disease model	CIA, EAE, IBD at 0.01–0.1 mpk	✓
Oral PK / bioavailability	Oral F >30%, good exposure	F >80% across 4 species	✓
Metabolic stability	Stable; no human-unique metabolite	T½ >120 min; none detected	✓
CYP Drug–drug interaction (DDI)	Weak / no CYP inhibition	CYP IC50 >10 μM (6.1 μM, 2C9)	✓
***In vitro* safety**	Clean hERG; clean off-target panel	hERG >15 μM; Ames neg; CEREP panel clean	✓
Therapeutic window	≥10× (ideally >100×)	>1,000×	✓

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EVO570 vs. MRT-6160: Preclinical Head-to-Head Properties Demonstrate Potential Superior Best-in-Class Profile

Property	MRT-6160 (Novartis)	EVO570	EVO570 Advantage
VAV1 DC_{50} (HiBiT, Jurkat)	7 nM	**0.3 nM**	~20× more potent
Max degradation (Dmax)	97%	**99%**	Deeper knockdown
CRBN binding IC_{50}	1.4 µM	**0.145 µM**	~10× higher affinity
Ternary complex EC_{50}	11 nM	**2.7 nM**	~4× stronger
T-cell IL-2 IC_{50}	0.98 nM	**0.08 nM**	~12× more potent
B-cell IL-6 IC_{50}	0.6 nM	**0.06 nM**	~10× more potent
Lymphoma REC-1 / LY10 IC_{50}	18 / 19 nM	**3 / 0.6 nM**	~6–30× more potent
Durability of degradation	—	**>85% at 7 days**	QW-dosing potential
Selectivity / neo-substrates	Clean	**Clean**	Comparable
Safety window	~600–1,000×	**>1,000×**	Comparable / better

Clean selectivity and safety profile with ~20× greater degradation potency and low dosing expectations

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Development Plan © Evommune, Inc.

Over Half of RA Patients Are Not in Remission, with No New Mechanism in 10+ Years © Evommune, Inc. csDMARD: conventional synthetic DMARD (methotrexate, leflunomide, sulfasalazine); bDMARD: biologic DMARD (TNF, IL-6); tsDMARD: targeted synthetic DMARD (JAK); HCQ: hydroxychloroquine; SSZ: sulfasalazine Where VAV1 fits Conventional Therapies 1st line advanced therapy 2nd line advanced therapy csDMARDs Methotrexate (MTX) Add biologic or JAK Typically TNF Switch biologic or JAK Typically JAK EVO570 Entry Point: TNF-IR patients Efficacy gaps Waning efficacy of anti-TNFs over time >50% of patients still not in disease remission Patient segments Large TNF-refractory population with few options Patients intolerant to current therapies Delivery and experience No convenient, well-tolerated oral option Need for a more patient-friendly route of administration EVO570 Expansion Opportunity: MTX-IR patients

Development Strategy Leads with RA

RA opens a path to 12 VAV1 indications

Why RA first

1. **Mechanistic fit**
   RA is driven by T and B cells; VAV1 signals downstream of both receptors
2. **Fast proof of concept**
   12-week placebo-controlled study in MTX-IR patients pairs clinical endpoints with target engagement
3. **Established pathway**
   Standard endpoints and regulatory precedent speed dose selection
4. **First- and best-in-class potential**
   Other VAV1 programs target other indications; RA dose, PD and safety data guide expansion

VAV1 opportunity spans 12 prioritized indications

LEAD POC	**Rheumatoid Arthritis** — EVO570 · Ph2 planned 2027			
EXPANSION	**IBD**	**PsA**	**MS**	**Sjögren's**
	Systemic sclerosis	**MG**	**SLE**	
LIFE CYCLE	Dermatomyositis	Psoriasis	HS	AS

■ EVO570 lead program □ External VAV1 trials ongoing (PsA, Sjögren's) □ Addressable

Development sequence

1. **Phase 1** — Safety, PK/PD; exploring Ph1b RA patient cohort
2. **RA Ph2** — Establish dose and clinical activity
3. **Expand** — Prioritize with human data and class readouts

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Proposed China Phase 1 Trial Design

Will support global Phase 2 program to begin 2027

Phase 1 FIH Randomized, Double-Blind, Placebo-Controlled Study in HV (SAD, MAD, and Food Effect)

N = ~146

PART A: SAD Dosing

8 Cohorts: Oral dose of EVO570 or pbo (10 per group, 8:2)

- Cohort A8
- Cohort A7
- Cohort A6
- Cohort A5
- Cohort A4
- Cohort A3
- Cohort A2
- Cohort A1 (0.1 mg)

PART B: MAD Dosing

4 Cohorts: Oral doses of EVO570 or pbo for 7 days (12 per group, 10:2)

- Cohort B4
- Cohort B3
- Cohort B2
- Cohort B1

PART C: Food Effect

Oral dose of EVO570 in two-way crossover design (18 total, one dose fasted, one dose fed conditions)

Endpoints

Primary
Safety and tolerability of single and multiple oral doses, and food effect

Secondary
PK and PD: VAV1 degradation in T and B cells; ex vivo response to TCR and BCR stimulation (CD69, IL-2, IL-17A, IFNγ, IL-6)

Adaptive design
Safety Review Committee can adjust SAD and MAD doses based on prior cohorts

Projected timeline

China/US IND submission: Sep/Oct 2026

Phase 1 start: ~Late Jan 2027

Phase 1 data: ~Mid-2027

Phase 1b: exploring a patient cohort for early proof of concept

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